UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 29, 2025
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              Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          111 West Michigan Street, Milwaukee, Wisconsin 53203
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07.    Submission of Matters to a Vote of Security Holders.

Regal Rexnord Corporation (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”) on April 29, 2025 for the purposes of (i) electing eleven directors for terms expiring at the 2026 annual meeting of shareholders, (ii) holding a shareholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2025 proxy statement, and (iii) ratifying the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

As of the March 10, 2025 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 66,330,773 shares of the Company’s common stock were outstanding and eligible to vote. A total of 64,352,147 shares were voted in person or by proxy at the Annual Meeting.

The following are the final votes on the matters presented for approval at the Annual Meeting:

Vote on the election of eleven directors for terms expiring at the 2026 Annual Meeting:

Name	For	Against	Abstain	Broker Non-Votes
Gerben W. Bakker	63,172,423	27,862	24,752	1,127,110
Jan A. Bertsch	63,132,162	69,109	23,766	1,127,110
Stephen M. Burt	62,520,758	684,740	19,539	1,127,110
Theodore D. Crandall	63,054,513	145,727	24,797	1,127,110
Michael P. Doss	63,174,277	26,415	24,345	1,127,110
Michael F. Hilton	62,914,626	286,194	24,217	1,127,110
Rashida A. Hodge	63,155,385	43,663	25,989	1,127,110
Louis V. Pinkham	62,908,927	295,643	20,467	1,127,110
Rakesh Sachdev	59,039,712	4,164,807	20,518	1,127,110
Curtis W. Stoelting	62,322,663	881,153	21,221	1,127,110
Robin A. Walker-Lee	60,583,228	2,617,570	24,239	1,127,110

Advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2025 proxy statement:

For	Against	Abstain	Broker Non-Votes
62,347,785	843,946	33,306	1,127,110

Vote on the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

For	Against	Abstain
62,737,236	1,591,211	23,700

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit Number	Exhibit Description
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: May 1, 2025          By: /s/ Molly Johnson
Molly Johnson
Vice President, Associate General Counsel & Assistant
Corporate Secretary